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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                  --------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  July 23, 2004

                         ALPHA TECHNOLOGIES GROUP, INC.

               (Exact name of registrant as specified in charter)


   Delaware                           01-14365                   76-0079338
   --------                           --------                   ----------
(State or other                     (Commission                 (IRS Employer
 jurisdiction of                    File Number)             Identification No.)
 incorporation)

         11990 San Vicente Boulevard, Suite 350, Los Angeles, CA 90049
         -------------------------------------------------------------
                    (Address of principal executive offices)

         Registrant's telephone number, including area code 310-566-4005


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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On July 23, 2004 the Company received a NASDAQ Staff Determination indicating that the Company fails to comply with the minimum stockholders equity of $10 million, which is a requirement for continued listing set forth in Marketplace Rule 4450(a)(3), and is therefore subject to delisting from the NASDAQ National Market. The Company has requested a hearing before a Listing Qualifications Panel to review the Staff Determination, and the Company's securities will continue to be listed on the NASDAQ National Market pending the results of that hearing. If the appeal is not granted, the Company's common stock is eligible for listing on the NASDAQ Smallcap Market.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

                                    Alpha Technologies Group, Inc.
                                    ------------------------------
                                    (Registrant)





                               By:  /s/  James Polakiewicz
                                    ----------------------
Date: July 30, 2004                 James Polakiewicz,
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)